Exhibit 99.1
Vontier Reports First Quarter 2021 Results

Raleigh, NC, May 6, 2021 - Vontier Corporation (“Vontier”) (NYSE: VNT) today announced results for the first quarter 2021.
For the first quarter ended April 2, 2021, net earnings were $91.0 million and adjusted net earnings were $107.7 million. For the first quarter ended April 2, 2021, diluted net earnings per share were $0.54 and adjusted diluted net earnings per share were $0.63.
For the first quarter of 2021, revenue increased 16.1% year-over-year to $707.4 million, which reflected an increase in core revenue of 14.3%.
Mark D. Morelli, President and Chief Executive Officer, stated, “Strong execution by our teams drove double-digit core revenue and earnings growth, margin expansion, and free cash flow that exceeded our expectations. I am extremely proud of our team’s ability to rigorously navigate supply chain challenges and drive growth with unprecedented working capital efficiency. Given our robust outperformance in the first quarter coupled with profitable growth initiatives momentum and expectations for improved demand, we are raising our full-year 2021 adjusted EPS guidance.”
For the second quarter of 2021, Vontier anticipates diluted net earnings per share to be in the range of $0.43 to $0.47 and adjusted diluted net earnings per share to be in the range of $0.50 to $0.54. For the full year 2021, Vontier anticipates diluted net earnings per share to be in the range of $2.25 to $2.35 and adjusted diluted net earnings per share to be in the range of $2.55 to $2.65.
Mr. Morelli added, “A greater focus and deeper deployment of the Vontier Business System is the driving force behind our success today and tomorrow. We are confident in our organic and inorganic opportunities and are fully committed to delivering compounding growth and long-term value creation for our customers, communities, and shareholders.”
Vontier will discuss results and outlook during its quarterly investor conference call today starting at 8:00 a.m. ET. The call and an accompanying slide presentation will be webcast on the “Investors” section of Vontier’s website, www.vontier.com, under “Events & Presentations.” A replay of the webcast will be available at the same location shortly after the conclusion of the presentation.
The conference call can be accessed by dialing 833-614-1510 within the U.S. or by dialing 918-922-6514 outside the U.S. a few minutes before 8:00 a.m. ET and notifying the operator that you are dialing in for Vontier’s earnings conference call (access code 1076906). A replay of the conference call will be available shortly after the conclusion of the call. Once available, you can access the conference call replay by dialing 855-859-2056 within the U.S. or 404-537-3406 outside the U.S. (access code 1076906) or visit the “Investors” section of the website under “Events & Presentations.”

ABOUT VONTIER
Vontier is a global industrial technology company focused on transportation and mobility solutions. The company’s portfolio of trusted brands includes market-leading expertise in mobility technologies, retail and commercial fueling, fleet management, telematics, vehicle diagnostics and repair, and smart cities end-markets. Vontier’s innovative products, services, and software advance efficiency, safety, security, and environmental compliance worldwide.

Guided by the proven Vontier Business System and an unwavering commitment to continuous improvement and customer success, Vontier keeps traffic flowing through more than 90,000 intersections, serves more than 260,000 customer fueling sites, monitors more than 480,000 commercial vehicles, and equips over 600,000 auto technicians worldwide. Vontier is mobilizing the future to create a better world.
NON-GAAP FINANCIAL MEASURES
In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release also references “adjusted net earnings,” “adjusted diluted net earnings per share,” and “core revenue” which are non-GAAP financial measures. The reasons why we believe these measures, when used in conjunction with the GAAP financial measures, provide useful information to investors, how management uses such non-GAAP financial measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures are included in the supplemental reconciliation schedule attached. The non-GAAP financial measures should not be considered in isolation or as a substitute for the GAAP financial measures, but should instead be read in conjunction with the GAAP financial measures. The non-GAAP financial measures used by Vontier in this release may be different from similarly-titled non-GAAP measures used by other companies.
FORWARD-LOOKING STATEMENTS
This release contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to statements regarding Vontier Corporation’s (the “Company’s”) business and acquisition opportunities and anticipated earnings, and any other statements identified by their use of words like “anticipate,” “expect,” “believe,” “outlook,” “guidance,” or “will” or other words of similar meaning. There are a number of important risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These risks and uncertainties include, among other things, the duration and impact of the COVID-19 pandemic, deterioration of or instability in the economy, the markets we serve, international trade policies and the financial markets, contractions or lower growth rates and cyclicality of markets we serve, competition, changes in industry standards and governmental regulations that may adversely impact demand for our products or our costs, our ability to successfully identify, consummate, integrate and realize the anticipated value of appropriate acquisitions and successfully complete divestitures and other dispositions, our ability to develop and successfully market new products, software, and services and expand into new markets, the potential for improper conduct by our employees, agents or business partners, impact of divestitures, contingent liabilities relating to acquisitions and divestitures, impact of changes to tax laws, our compliance with applicable laws and regulations and changes in applicable laws and regulations, risks relating to international economic, political, legal, compliance and business factors, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, the impact of our debt obligations on our operations, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, our ability to adequately protect our intellectual property rights, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, our relationships with and the performance of our channel partners, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, security breaches or other disruptions of our information technology systems, adverse effects of restructuring activities, impact of changes to U.S. GAAP, labor matters, and disruptions relating to man-made and natural disasters. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our Annual Report on Form 10-K for the year ended December 31, 2020. These forward-looking statements represent Vontier’s beliefs and assumptions only as of the date of this release and Vontier does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

CONTACT
Lisa Curran
Vice President, Investor Relations
Vontier Corporation
5438 Wade Park Blvd, Suite 600
Raleigh, NC 27607
Telephone: (984) 275-6000

VONTIER CORPORATION AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(in millions, except share and per share amounts)

	April 2, 2021	December 31, 2020
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$670.3	$380.5
Accounts receivable, net	386.5	447.1
Inventories:
Finished goods	94.3	90.3
Work in process	25.8	19.9
Raw materials	122.6	123.5
Total inventories	242.7	233.7
Prepaid expenses and other current assets	111.7	120.8
Total current assets	1,411.2	1,182.1
Property, plant and equipment, net	98.1	96.8
Operating lease right-of-use assets	35.8	40.1
Long-term financing receivables, net	237.0	233.5
Other intangible assets, net	241.1	250.5
Goodwill	1,082.9	1,092.1
Other assets	178.0	177.9
Total assets	$3,284.1	$3,073.0
LIABILITIES AND EQUITY
Current liabilities:
Short-term borrowings	$6.9	$10.9
Trade accounts payable	375.1	367.4
Current operating lease liabilities	11.9	11.9
Accrued expenses and other current liabilities	404.3	448.1
Total current liabilities	798.2	838.3
Long-term operating lease liabilities	26.9	30.5
Long-term debt	1,981.8	1,795.3
Other long-term liabilities	209.2	217.2
Equity:
Preferred stock, no par value -- 15,000,000 authorized shares; and none issued and outstanding	—	—
Common stock, $0.0001 par value -- 1,985,000,000 shares authorized at April 2, 2021 and December 31, 2020; 168,762,403 and 168,497,098 shares issued and outstanding at April 2, 2021 and December 31, 2020, respectively	—	—
Additional paid-in capital	8.7	7.6
Retained earnings (Accumulated deficit)	77.4	(13.6)
Accumulated other comprehensive income	178.2	193.8
Total Vontier stockholders’ equity	264.3	187.8
Noncontrolling interests	3.7	3.9
Total stockholders’ equity	268.0	191.7
Total liabilities and equity	$3,284.1	$3,073.0

VONTIER CORPORATION AND SUBSIDIARIES
CONSOLIDATED AND COMBINED CONDENSED STATEMENTS OF EARNINGS (LOSS)
(in millions, except per share amounts)
(unaudited)

	Three Months Ended
	April 2, 2021	March 27, 2020
Sales	$707.4	$609.2
Cost of sales	(395.6)	(346.1)
Gross profit	311.8	263.1
Operating costs:
Selling, general and administrative expenses	(145.7)	(123.1)
Research and development expenses	(33.2)	(32.9)
Impairment of goodwill	—	(85.3)
Operating profit	132.9	21.8
Non-operating expense, net:
Interest expense, net	(10.4)	(0.4)
Write-off of deferred financing costs	(3.2)	—
Other non-operating expense, net	(0.2)	(0.1)
Earnings before income taxes	119.1	21.3
Provision for income taxes	(28.1)	(25.5)
Net earnings (loss)	$91.0	$(4.2)

Net earnings (loss) per share:
Basic	$0.54	$(0.02)
Diluted	$0.54	$(0.02)
Average common stock and common equivalent shares outstanding:
Basic	168.7	168.4
Diluted	169.7	168.4

VONTIER CORPORATION AND SUBSIDIARIES
CONSOLIDATED AND COMBINED CONDENSED STATEMENTS OF CASH FLOWS
($ in millions)
(unaudited)

	Three Months Ended
	April 2, 2021	March 27, 2020
Cash flows from operating activities:
Net earnings (loss)	$91.0	$(4.2)
Non-cash items:
Depreciation and amortization expense	19.8	19.3
Stock-based compensation expense	6.6	3.6
Impairment of goodwill	—	85.3
Write-off of deferred financing costs	3.2	—
Amortization of debt issuance costs	0.8	—
Change in deferred income taxes	(1.0)	(7.0)
Change in accounts receivable and long-term financing receivables, net	61.5	30.5
Change in other operating assets and liabilities	(18.6)	(71.9)
Net cash provided by operating activities	163.3	55.6
Cash flows from investing activities:
Payments for additions to property, plant and equipment	(11.0)	(7.5)
Proceeds from sale of property	—	0.1
Cash paid for equity investments	(4.6)	(9.5)
Net cash used in investing activities	(15.6)	(16.9)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	1,586.5	—
Repayment of long-term debt	(1,400.0)	—
Payment for debt issuance costs	(1.2)	—
Net repayments of related-party borrowings	—	(23.6)
Net (repayments of) proceeds from short-term borrowings	(4.0)	0.1
Net transfers to Former Parent	(31.5)	(9.5)
Proceeds from stock option exercises	1.5	—
Acquisition of noncontrolling interest	(1.9)	—
Other financing activities	(3.9)	(1.0)
Net cash provided by (used in) financing activities	145.5	(34.0)
Effect of exchange rate changes on cash and cash equivalents	(3.4)	(4.7)
Net change in cash and cash equivalents	289.8	—
Beginning balance of cash and cash equivalents	380.5	—
Ending balance of cash and cash equivalents	$670.3	$—

VONTIER CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AND OTHER INFORMATION
Adjusted Net Earnings and Adjusted Diluted Net Earnings per Share
We disclose the non-GAAP measures of adjusted net earnings and adjusted diluted net earnings per share which, to the extent applicable, make the following adjustments to GAAP net earnings and GAAP diluted net earnings per share:
•Excluding on a pretax basis amortization of acquisition-related intangible assets;
•Excluding on a pretax basis restructuring costs;
•Excluding on a pretax basis (to the extent tax deductible) charges for goodwill impairment;
•Excluding on a pretax basis transaction- and deal-related costs;
•Excluding on a pretax basis gains and losses from the sale of property;
•Excluding on a pretax basis earnings attributable to noncontrolling interests;
•Excluding on a pretax basis one-time costs related to the separation;
•Excluding on a pretax basis non-cash write-offs of deferred financing costs:
•Including on a pretax basis pro-forma interest expense on debt entered into subsequent to period end;
•Including on a pretax basis normalization and other adjustments which represent adjustments for standalone public company costs; and
•Excluding and including the tax effect of the adjustments noted above and other tax adjustments. The tax effect of such adjustments was calculated by applying our overall estimated effective tax rate to the pretax amount of each adjustment (unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment).
Management believes that these non-GAAP financial measures provide useful information to investors by reflecting additional ways of viewing aspects of our operations that, when reconciled to the corresponding GAAP measure, help our investors to understand the long-term profitability trends of our business, and facilitate comparisons of our profitability to prior and future periods and to our peers.
These non-GAAP measures should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measures, and may not be comparable to similarly titled measures reported by other companies.
Core Revenue

We define sales from existing businesses (“Core Revenue”) as total sales excluding (i) sales from acquired and divested businesses; (ii) the impact of currency translation; and (iii) certain other items.
•References to sales attributable to acquisitions or acquired businesses refer to GAAP sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to certain divested businesses or product lines not considered discontinued operations.
•The portion of sales attributable to the impact of currency translation is calculated as the difference between (a) the period-to-period change in sales (excluding sales from acquired businesses) and (b) the period-to-period change in sales, including foreign operations, (excluding sales from acquired businesses) after applying the current period foreign exchange rates to the prior year period.
•The portion of sales attributable to other items is calculated as the impact of those items which are not directly correlated to sales from existing businesses which do not have an impact on the current or comparable period.
Management believes that reporting the non-GAAP financial measure of sales from existing businesses provides useful information to investors by helping identify underlying growth trends in our business and facilitating easier comparisons of our sales performance with our performance in prior and future periods and to our peers. We exclude the effect of acquisitions and divestiture-related items because the nature, size and number of such transactions can vary dramatically from period to period and between us and our peers. We exclude the effect of currency translation and certain other items from sales from existing businesses because these items are either not under management’s control or relate to items not directly correlated to sales from existing businesses. Management believes the exclusion of these items from sales from existing businesses may facilitate assessment of underlying business trends and may assist in comparisons of long-term performance.
Sales from existing businesses should be considered in addition to, and not as a replacement for or superior to, total sales, and may not be comparable to similarly titled measures reported by other companies.

Reconciliation of Net Earnings to Adjusted Net Earnings

	Three Months Ended
($ in millions)	April 2, 2021	March 27, 2020
Net Earnings (GAAP)	$91.0	$(4.2)
Amortization of acquisition-related intangible assets	7.6	7.3
Restructuring costs	4.0	0.1
Goodwill impairment charges	—	85.3
Transaction- and deal-related costs	1.8	—
Earnings attributable to noncontrolling interests	0.1	1.3
Pro-forma interest expense on debt, net of interest income	—	(9.6)
Non-cash write-off of deferred financing costs	3.2	—
One-time costs related to separation	6.4	5.5
Normalization and other adjustments (a)	(1.3)	(12.7)
Tax effect of the Non-GAAP adjustments (b)	(5.1)	1.9
Adjusted Net Earnings (Non-GAAP)	$107.7	$74.9

(a) Adjustment for standalone public company costs
(b) Tax effect calculated using an estimated effective rate for each respective period. The goodwill impairment charge is not tax deductible and therefore the tax effect of the adjustments includes only the other adjustments noted.

Reconciliation of Diluted Net Earnings per Share to Adjusted Diluted Net Earnings per Share

	Three Months Ended
	April 2, 2021	March 27, 2020
Diluted Net Earnings Per Share (GAAP)	$0.54	$(0.02)
Amortization of acquisition-related intangible assets	0.04	0.04
Restructuring costs	0.02	—
Goodwill impairment charges	—	0.51
Transaction- and deal-related costs	0.01	—
Earnings attributable to noncontrolling interests	—	0.01
Pro-forma interest expense on debt, net of interest income	—	(0.06)
Non-cash write-off of deferred financing costs	0.02	—
One-time costs related to separation	0.04	0.03
Normalization and other adjustments (a)	(0.01)	(0.08)
Tax effect of the Non-GAAP adjustments (b)	(0.03)	0.01
Adjusted Diluted Net Earnings Per Share (Non-GAAP)	$0.63	$0.44

(a) Adjustment for standalone public company costs
(b) Tax effect calculated using an estimated effective rate for each respective period. The goodwill impairment charge is not tax deductible and therefore the tax effect of the adjustments includes only the other adjustments noted.

Note: The sum of the components of adjusted diluted net earnings per share may not equal due to rounding.

Forecasted Adjusted Diluted Net Earnings Per Share

	Three Months Ended		Year Ended
	July 2, 2021		December 31, 2021
	Low End	High End	Low End	High End
Forecasted Diluted Net Earnings Per Share	$0.43	$0.47	$2.25	$2.35
Anticipated amortization of acquisition-related intangible assets	0.04	0.04	0.18	0.18
Anticipated restructuring costs	0.03	0.03	0.12	0.12
Transaction- and deal-related costs	—	—	0.01	0.01
Anticipated earnings attributable to noncontrolling interests	—	—	(0.01)	(0.01)
Non-cash write-off of deferred financing costs	—	—	0.02	0.02
Anticipated one-time costs, net of normalization (a)	0.02	0.02	0.07	0.07
Tax effect of the Non-GAAP adjustments (b)	(0.02)	(0.02)	(0.09)	(0.09)
Forecasted Adjusted Diluted Net Earnings Per Share (Non-GAAP)	$0.50	$0.54	$2.55	$2.65

(a) Adjustment for standalone public company costs
(b) Tax effect calculated using an estimated effective rate for each respective period.

Note: The sum of the components of forecasted adjusted diluted net earnings per share may not equal due to rounding.

Components of Revenue Growth

% Change Three Months Ended April 2, 2021 vs. Comparable 2020 Period
Total Revenue Growth (GAAP)	16.1%
Core revenue growth (Non-GAAP)	14.3%
Impact of currency exchange rates (Non-GAAP)	1.8%